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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): April 12, 2000


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)



     Pennsylvania                       0-21639                    23-2858652
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employee
           of                                             Identification Number)
      incorporation or
      organization)
                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:         (215) 793-9300

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Item 4. Changes in Registrant's Certifying Accountants

         PricewaterhouseCoopers LLP, the independent public accountants who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements, was dismissed effective April 12, 2000. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         The reports of PricewaterhouseCoopers LLP on the financial statements of the Company during the two-year period ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended December 31, 1999 and the subsequent interim period preceding the dismissal of PricewaterhouseCoopers LLP, the Company did not have any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 14, 2000 is filed as Exhibit 1 to this Form 8-K.

         On April 12, 2000, the Company engaged Ernst & Young LLP as the Company's new principal accountants to audit the Company's consolidated financial statements. Accordingly, Ernst & Young LLP will act as the Company's independent public accountants for the year ending December 31, 2000.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NCO GROUP, INC.


                                         By:  /s/ Steven L. Winokur
                                              ---------------------------------
                                              Steven L. Winokur
                                              Executive Vice President, Finance;
                                              Chief Financial Officer; and
                                              Treasurer


Date: April 14, 2000